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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2006

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                         0-8176                  95-1840947
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                            Identification Number)


                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

        Linda Griego was elected a director of the Company by the Board of Directors on December 11, 2006, to fill the vacancy created by the resignation of Peter J. Moerbeek on May 16, 2006, for the unexpired portion of his term. Mr. Moerbeek's resignation was reported in the Company's current report on Form 8-K filed with the Commission on May 18, 2006. There was no arrangement or understanding pursuant to which Ms. Griego was selected as a director. No transaction involving the Company and Ms. Griego of a type required to be disclosed pursuant to
        Item 404(a) of Regulation S-K exists.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

        On December 11, 2006, the Company adopted Amendment No. 4 to its Amended and Restated Bylaws to provide for the election of directors by a majority of votes. The amendment changes the voting standard for the election of directors in uncontested elections from a plurality of votes cast to a majority of votes cast. In contested elections - where the number of nominees exceeds the number of directors to be elected - the voting standard will continue to be a plurality of votes cast. The amendments also provide that if a director nominee who currently serves as a director is not elected by a majority vote in an uncontested election, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The independent members of the Board will act on the Committee's recommendation at its next regularly scheduled Board meeting which will be held within 90 days from the date of the certification of the election results.

        Amendment No. 4 to the Company's Bylaws is attached as Exhibit 3.3.

ITEM 8.01       OTHER EVENTS

        On December 15, 2006 the Company issued a press release announcing the appointment of Linda Griego as a director of the board

        The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (d)     Exhibits

        The following exhibits are being furnished herewith:

                3.3 Amendment No. 4 to the Company's Amended and Restated Bylaws, effective December 11, 2006.

                99.1 A press release noting the appointment of Linda Griego as a director of the board.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOUTHWEST WATER COMPANY

Dated: December 15, 2006                By:  /s/ Shelley A. Farnham
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                                             Shelley A. Farnham
                                             VP of Human Resources and Corporate
                                             Secretary

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